UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☐	Filed by a Party other than the Registrant ☒

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

iBasis, Inc.
                                              (Name of Registrant as Specified In Its Charter)

Koninklijke KPN N.V.;
KPN Telecom B.V.

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:
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4)	Date Filed:

This filing consists of slides used in an analyst conference call and a press release, both regarding the plan to combine the international voice wholesale business of Koninklijke KPN N.V. with iBasis, Inc. ("iBasis") in accordance with a Share Purchase and Sale Agreement dated June 21, 2006 between iBasis and KPN Telecom B.V. (collectively, with Koninklijke KPN N.V., "KPN").

Slides:

Welcome to Our World
J u n e  2 1,  2 0 0 6
iBasis and KPN: Creating a Top Five
International Wholesale Carrier

*
Important Legal Information
This communication may be deemed to be solicitation material in respect of the proposed transaction between iBasis and Royal KPN. In connection with the proposed transaction, iBasis intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A. STOCKHOLDERS OF IBASIS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING IBASIS’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.Investors and security holders will be able to obtain the documents free of charge at the SEC's web site, http://www.sec.gov, and iBasis’s stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from iBasis. Such documents are not currently available.

Participants in Solicitation
Royal KPN and its directors and executive officers, and iBasis and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of iBasis Common Stock in respect of the proposed transaction. Information about the directors and executive officers of Royal KPN is set forth in the Annual Report on Form 20-F for the year ended 2005, which was filed with the SEC on March 14, 2006. Information about the directors and executive officers of iBasis is set forth in iBasis’s proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on March 23, 2006. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the transaction when it becomes available.

Safe Harbor for Forward-Looking Statements
Statements in this document regarding the proposed transaction between iBasis and Royal KPN, including the expected timetable for completing the transaction, the expected dividend payment, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding the parties’ future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the transaction due to regulatory restrictions, the failure to receive stockholder approval, or other reasons, the ability of iBasis and Royal KPN to successfully integrate their operations and employees, the ability to realize anticipated synergies, the emergence of new competitive initiatives resulting from rapid technological advances or changes in pricing in the market, business conditions and volatility and uncertainty in the markets that iBasis and Royal KPN serve, and the other factors described in iBasis’s Quarterly Report on Form 10-Q for its most recently completed fiscal quarter and Annual Report on Form 10-K for its most recently completed fiscal year and Royal KPN’s Annual Report on Form 20-F for its most recently completed fiscal year all of which are available at www.sec.gov. The parties expressly disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this release.

*
EBITDA Financial Disclosure
•
EBITDA (“Adjusted EBITDA”) is defined as earnings before stock-based compensation, interest, taxes, depreciation and amortization and adjustments to revenues and costs to reflect market rates on intra-company transactions.  Investors are cautioned that the Adjusted EBITDA information contained in this presentation is not a financial measure under United States generally accepted accounting principles. In addition, it should not be construed as an alternative to any other measures of performance determined in accordance with generally accepted accounting principles, or as an indicator of  operating performance, liquidity or cash flows generated by operating, investing and financing activities, as there may be significant factors or trends that it fails to address. Adjusted EBITDA financial information is presented because we believe that it is helpful to some investors as a measure of our  operating trends. We cautions investors that Non-GAAP financial information such as Adjusted EBITDA, by its nature, departs from traditional accounting conventions; accordingly, its use can make it difficult to compare our results with the results from other reporting periods and with the results of other companies.

500
450
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150
100
50
0
2000
2001
2002
2003
2004
2005
2006 F

12
10
8
6
4
2
0
2000
2001
2002
2003
2004
2005
2006 F

The Global VoIP Company

*
*  Assuming stable ARPM
Minutes
In Billions
Revenue
In Millions (USD)
Q1
Q1
*
iBasis:  The Global VoIP Company
(Nasdaq:IBAS)
•

Q1 2006
•

Revenue        $110.8 M
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Minutes               2.3 B
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EBITDA               $3.2 M
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EPS                      $0.05
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2006 Guidance
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Revenue        $480 - 500 M
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EPS                 $0.15 - 0.24
•

Two Growth Engines:
•

Wholesale Trading of International

Voice Traffic
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Retail International Calling
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Cash Flow Positive
•

Debt Free

Royal KPN N.V.: The National Operator of The Netherlands Tier One National Carrier and major Mobile Operator High-profile member of global telecom community High quality network in Europe Strong wholesale and retail brands KPN Global Carrier Services Carve-out subsidiary of KPN’s fixed division, providing termination of international voice Strong position in Mobile and throughout Europe 2005 Revenue €11.8B EBITDA €4.6B CAPEX €1.4B FCF €2.4B 2005 Revenue $755 M EBITDA $29 M MOU 7.9 B Pro forma @ €1 = $1.2875

*
•
International wholesale voice business becoming more dependent on scale and efficiency, threatening long-term viability of smaller players and high-overhead incumbents
•
Greater scale is essential to negotiate lower termination prices
•
Sector consolidation already under way
•
ongoing business combination of companies who want to play a key role in the market
•
retrenchment from international wholesale of some telecom incumbents
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Migration to IP technology critical to competitive success
•
Growth in mobile and consumer VoIP expanding wholesale market
Industry Developments

kpn
iBasis
kpn
iBasis

kpn
iBasis
The Global VoIP Company

*
Public Shareholders
KPN
Global Carrier Services
Pre Transaction
Post Transaction
100%
100%
Public Shareholders
KPN
Global Carrier Services
100%
$113 M
49%
Cash
Equity ownership
51%
$55 M
•
KPN to contribute 100% of KPN
Global Carrier Services into
iBasis with $21 M of cash on the
balance sheet
•
KPN to make a cash payment of
$55 M to iBasis
•
iBasis to issue new shares to
KPN representing 51% of
diluted shares
•
iBasis to pay a post-closing
special dividend of $113 M to its
pre-closing shareholders
Transaction Structure

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Executive Management and Board of Directors
•

Ofer Gneezy will continue to serve as president and CEO, and Gordon VanderBrug will continue to serve as Executive Vice President
•

The 7-member Board will consist of five current directors including Ofer Gneezy, as chairman and Gordon VanderBrug
•

KPN will appoint two non-executive directors:  Eelco Blok, Member of the Board of

Management of KPN and responsible for the Fixed Division and Joost Farwerck, Director
Wholesale Services and Operations at KPN

KPN will nominate two independent Board members as the terms of the existing
•

independent directors come up for renewal

Certain significant corporate actions by the Board will be subject to approval by KPN

Headquarters
•

Burlington, Massachusetts

Closing Conditions
•

iBasis shareholder approval
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Receipt of governmental approvals
•

Other customary closing conditions
Corporate Governance

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30–60 days
2–3 months
ASAP after
Shareholder Mtg.
20 June 2006
Definitive
Agreement
Signed
Regulatory
Clearance/
Call Shareholder
Meeting
iBasis
Shareholder
Meeting
Closing
Timeline to Closing
•
Transaction subject to customary regulatory
approvals and approval of iBasis shareholders only
•
Expected closing by the end of 2006

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Scale
Strength in Growing
Markets and
Stable Captive Base
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One of the five largest international voice wholesalers in the world
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Strength in mobile and consumer VoIP, the fastest growing segments of global telecom
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Stable base from iBasis and KPN retail traffic
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Pre-tax cost synergies expected to exceed $10 M per annum in the medium term
•
Accelerate migration of KPN Global Carrier Services traffic to IP
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Better termination rates thanks to stronger purchasing power
•
Back office integration
Complementary
Footprint
•
Combination of complementary sales forces and network footprint to generate new sales opportunities
Cost Synergies
Strong Financial
Profile
•
Solid balance sheet and positive cash flow to underpin iBasis’ continued
growth strategy
Deal Logic:  The Expanded iBasis

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Traffic Volume Carried by Selected Multinational Carriers, 2004(1)
Minutes (B)
Greater Scale
Success in International Wholesale Voice will be determined by scale and efficiency
•
The international wholesale voice business is becoming a commoditized business
•
Margin pressure threatening long-term sustainability of smaller players and high-overhead incumbents
•
Greater scale provides negotiating leverage for lower termination costs and higher return traffic
Combination of iBasis and KPN Global Carrier Services creates a Tier 1 wholesale player
•
Double iBasis scale to a combined
volume of 15.7 B minutes and revenue
of $1.1 B in 2005(2)
•
Better position and additional debt
•
Stronger reputation to win new
customers worldwide
future market consolidation
capacity to participate in, and drive,

capacity to participate in, and drive,

*
Notes
1.
Based on TeleGeography 2006; KPN Global Carrier Services and iBasis based on company’s figures; iBasis’ traffic is predominantly VoIP; KPN Global Carrier Services is all traffic excluding incoming; AT&T data excludes a significant volume of traffic originated outside the US; Teleglobe and Primus traffic includes VoIP

2.

Based on $/€ exchange rate of 1.2875

Complementary Footprints

Minutes Breakdown by Termination Region and Type - 2005

iBasis
By Region
35
65
Americas Other
By Type
20
80
Mobile Fixed
KPN Global Carrier Services
By Region
25
75
Europe Other
By Type
36
64
Mobile Fixed

Complementary Footprints Combination of sales force and destinations will stimulate revenue growth iBasis and KPN Global Carrier Services have complementary network footprints: KPN Global Carrier Services is particularly strong in mobile termination in Europe iBasis has strength in fixed termination in the Americas and Asia Significant opportunities to cross-sell each other’s destinations to combined customer base Minutes Breakdown by Termination Region and Type - 2005 iBasis KPN Global Carrier Services By Region By Type Americas Mobile Europe Other Fixed

*
Cost Synergies
The merger and integration of operations will create pre-tax annual cost synergies. These are expected to exceed $10 M in the medium term
•
Better termination rates by combining both footprints and selecting cheaper termination partners
•
Leverage iBasis trading & routing system to exploit spot trading opportunities on KPN Global Carrier Services traffic
•
Sizeable cost savings achievable through economies of scale in administration, operations and IT systems
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Limited integration costs
Leverage iBasis expertise to speed up the transfer to an all-IP network
•
Significant time benefit to achieve full global IP network and optimal routing schemes
•
Steep reduction in transmission costs
•
~ $30 M capex for gradual conversion of KPN Global Carrier Services TDM network to VoIP

Strength in Fastest-Growing Markets and Stability from Captive Traffic Mobile Market 44% of worldwide wholesale revenues is European Mobile termination(1) KPN Global Carrier Services has a significant mobile trading business and relationships with key European mobile operators Consumer VoIP iBasis is a leading international provider to emerging consumer VoIP companies with more than 35 customers, including Skype and Yahoo! VoIP is fast growing % of fixed line traffic; 14% in Japan, 40% in France by end of 2006 Sustainability 20 - 25% of traffic is captive from iBasis and KPN retail operations European Mobile Termination as % of Worldwide Wholesale Revenue(1) Consumer VoIP Growth(2) 2006 Subscribers Annual Growth Asia/Pacific 21.3 M 50% EMEA 13.6 M 151% North America 12.3 M 184% Notes Source: TeleGeography 2006 Source: Infonetics, Q1, 2006

*

exchange rate, and excluding synergies and integration related expenses.
*As if the two entities were combined for the full year 2006, assuming the current Euro/Dollar
Strong Financial Profile
•
Company virtually debt free
•
Accelerated positive cash flow and net profit
development
•
Anticipated financial results in 2006*

Revenue of $ 1.2 – 1.25 B

EBITDA of $ 45 – 50 M

*
Summary
Deal Structure
•
KPN to contribute 100% of KPN Global Carrier Services into iBasis with $21 M of cash on the balance sheet
•
KPN to make a cash payment of $55 M to iBasis
•
iBasis to issue new shares to KPN representing 51% of diluted shares
•
iBasis to pay a post-closing special dividend of $113 M to its pre-closing shareholders
Highlights
•
Transaction improves competitiveness due to increased scale, which is critical in the current industry environment
•
Footprints of KPN Global Carrier Services and iBasis are complementary
•
Benefits from iBasis’ IP platform to achieve lower costs and KPN Global Carrier
Services’ mobile strengths to expand mobile trading business
•
Annual pre-tax cost synergies are expected to exceed $10 M in the medium term
The Expanded iBasis
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Among the five largest international carriers in the world
•
Strengths in VoIP and mobile, the fastest-growing segments of telecom
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High growth in both wholesale and retail businesses
•
Profitable and cash generating
•
Debt free

Press Release:

KPN to Merge International Wholesale Business Into iBasis

KPN to Become Majority Shareholder; iBasis Shareholders to Receive Post-Closing Dividend of $113 Million

BURLINGTON, MA, USA, and THE HAGUE, THE NETHERLANDS, JUNE 21, 2006 - iBasis (NASDAQ:IBAS), the global VoIP company, and Royal KPN N.V., the national carrier of The Netherlands, today announced that they have signed a definitive agreement to merge KPN’s international voice wholesale business into iBasis. This combination will establish iBasis as one of the five largest international wholesale voice carriers in the world, with pro forma 2005 revenues exceeding USD 1.1 billion and more than 15 billion minutes in 2005. iBasis will acquire KPN subsidiary KPN Global Carrier Services and receive USD 55 million in cash from KPN in return for the issuance of approximately 40 million shares of iBasis common stock, which represent a 51 percent ownership interest in iBasis on a diluted basis.

iBasis shareholders of record immediately prior to closing will receive a dividend of USD 113 million immediately following closing.  In connection to payment of the dividend, outstanding options will be adjusted to preserve their equity value. The transaction, which is subject to customary closing conditions, including regulatory approvals and the approval of iBasis shareholders, is expected to be completed before the end of 2006.

Ad Scheepbouwer, Chairman and CEO of KPN commented: “We are very pleased to merge our international wholesale voice business into iBasis, given its leadership in VoIP and its strong growth profile. This transaction is an important step for KPN that will clearly contribute to the realization of our existing All IP strategy and our transformation into an All IP operator. Consolidation of iBasis revenues will contribute to the growth of our fixed activities and increase the contribution of IP-based services in our portfolio.”

“This transaction will establish the expanded iBasis as a Tier One player in the international wholesale voice market and one of the top five carriers of international traffic worldwide,” said Ofer Gneezy, President and CEO of iBasis. “In addition to its strengths in Europe, KPN Global Carrier Services provides long term sustainable revenues and bilateral relationships with major carriers around the world, as well as significant mobile traffic and relationships with European mobile operators. The combined depth, breadth and high quality of both networks are a tremendous benefit to our customers and to the internal sources of traffic, including KPN’s international traffic and iBasis’ retail prepaid traffic.”

Rationale
The transaction combines the companies’ strengths in two of the fastest growing segments of global telecommunications: mobile services and consumer VoIP. Furthermore the combination results in complementary geographic coverage by bringing together KPN Global Carrier Services’ extensive European and Asian footprint with iBasis’ strong presence in the Americas and Asia. KPN Global Carrier Services brings an established business in mobile services, including a reliable and high quality product portfolio and relationships with more than 100 mobile operators, as well as international traffic from KPN’s Dutch, German and Belgian operations.  iBasis brings a global VoIP network comprising over 1,000 points of presence in more than 100 countries and interconnections with more than 400 carriers worldwide. iBasis is a leading international provider to emerging consumer VoIP companies, including major brands like Yahoo! and Skype.

As a result, KPN Global Carrier Services’ customers gain access to broader and more cost-efficient termination capacity in other regions, while iBasis customers gain access to a portfolio of dfanium services for mobile traffic and greater capacity in Europe.  The international traffic stream from KPN’s retail services coupled with iBasis’ own retail traffic provides a strong and sustainable basis for continuing growth.

Pre-tax cost synergies of more than USD 10 million per year are expected in the medium term, resulting primarily from improved termination rates due to the increase in scale and economies of scale in the back office.

Financial details
Following completion of the transaction and after the post-closing dividend of USD 113 million has been paid to the existing shareholders, iBasis will continue to have a strong financial profile with virtually no debt.
Combined 2005 revenues of USD 1.1 billion is based on iBasis 2005 revenue of USD 0.4 billion and KPN Global Carrier Services 2005 revenue on a GAAP basis of USD 0.8 billion assuming current Euro/Dollar exchange rates, adjusted by USD 0.1 billion to reflect market rates on intra-company revenue transactions with KPN. This adjusted revenue is a non-GAAP measure used to present information about the combined company’s operations (see Use of Non-GAAP Financial Measure, below).

Anticipated financial results, as if the two entities were combined for the full year 2006, assuming the current Euro/Dollar exchange rate, and excluding synergies and integration-related expenses are:

Revenues of USD 1.2 - 1.25 billion
EBITDA of USD 45 - 50 million

Governance
Following completion of the transaction Ofer Gneezy will continue to serve as President and CEO, and Gordon VanderBrug will continue to serve as Executive Vice President of iBasis.  The seven-member board of directors will consist of current directors Ofer Gneezy, as chairman, Robert Brumley, Charles Corfield, Frank King, and Gordon VanderBrug.  KPN will appoint two non-executive directors:  Eelco Blok, Member of the Board of Management of KPN and responsible for the Fixed Division and Joost Farwerck, Director of Segment Wholesale and Operations at KPN.  In addition, KPN will nominate two independent Board members as the terms of the existing independent directors come up for renewal.
iBasis’ headquartes will remain in Burlington, Massachusetts, USA.

Listing on NASDAQ.
As previously announced, iBasis stock will begin trading on NASDAQ today, June 21, under the symbol IBAS. iBasis stock previously traded on OTCBB under the symbol IBSE.

Investor/analyst call
A joint investor/analyst conference call is scheduled for June 21, 16.00 hours CET /10:00 a.m. EDT.  Dial-in numbers for the conference call are:  US 1-8774527894: UK 0800-0288238; rest of Europe + 31 20 531 58 71.  Replay conference call, dial in replay: +31 70 315 43 00, code replay: 124 424#

Access to the live webcast will be available on the KPN website at http://www.kpn.com/kpn/show/id=1430486/

About KPN
KPN offers telecommunication services to both consumers and businesses. The core activities are telephony, Internet and television services in the Netherlands, mobile telecom services in Germany, the Netherlands and Belgium and data services in Western Europe. KPN is the market leader in the major segments of the Dutch telecom market and is actively growing market share in the new IP and DSL markets. Through E-Plus and BASE, KPN occupies a strong position in the mobile markets in Germany and Belgium respectively.

As of March 31, 2006, KPN’s 28,647 employees served 6.7 million fixed-line subscribers and 2.2 million Internet customers in the Netherlands as well as 21.6 million mobile customers in Germany, the Netherlands and Belgium. KPN was privatized in 1989. KPN’s shares are listed on the stock exchanges in Amsterdam, New York, London and Frankfurt.

About iBasis
Founded in 1996, iBasis (NASDAQ:IBAS) is a leading wholesale carrier of international long distance telephone calls and a provider of retail prepaid calling services, including the Pingo® web-based offering (www.pingo.com) and disposable calling cards, which are sold through major distributors and available at retail stores throughout the U.S.  iBasis customers include many of the largest telecommunications carriers in the world, including AT&T, Cable & Wireless, China Mobile, China Unicom, Verizon, Sprint, Skype, Yahoo, and Telefonica.  iBasis carried approximately 8 billion minutes of international voice over IP (VoIP) traffic in 2005, and is one of the largest carriers of international voice traffic in the world.  For four consecutive years service providers named iBasis the best international wholesale carrier in ATLANTIC-ACM’s annual International Wholesale Carrier Report Card[1].  The Company can be reached at its worldwide headquarters in Burlington, Massachusetts, USA at 781-505-7500 or on the Internet at www.ibasis.com.

iBasis and Pingo are registered marks, and the global VoIP company is a trademark of iBasis, Inc.  All other trademarks are the property of their respective owners.

This communication may be deemed to be solicitation material in respect of the proposed transaction between iBasis and Royal KPN. In connection with the proposed transaction, iBasis intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A. STOCKHOLDERS OF IBASIS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING IBASIS’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and iBasis’s stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from iBasis. Such documents are not currently available.

Participants in Solicitation
Royal KPN and its directors and executive officers, and iBasis and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of iBasis Common Stock in respect of the proposed transaction. Information about the directors and executive officers of Royal KPN is set forth in the Annual Report on Form 20-F for the year ended 2005, which was filed with the SEC on March 14, 2006. Information about the directors and executive officers of iBasis is set forth in iBasis’s proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on March 23, 2006. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the transaction when it becomes available.

Safe Harbor for Forward-Looking Statements
Statements in this document regarding the proposed transaction between iBasis and Royal KPN, including the expected timetable for completing the transaction, the expected dividend payment, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding the parties’ future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the transaction due to regulatory restrictions, the failure to receive stockholder approval, or other reasons, the ability of iBasis and Royal KPN to successfully integrate their operations and employees, the ability to realize anticipated synergies, the emergence of new competitive initiatives resulting from rapid technological advances or changes in pricing in the market, business conditions and volatility and uncertainty in the markets that iBasis and Royal KPN serve, and the other factors described in iBasis’s Quarterly Report on Form 10-Q for its most recently completed fiscal quarter and Annual Report on Form 10-K for its most recently completed fiscal year and Royal KPN’s Annual Report on Form 20-F for its most recently completed fiscal year all of which are available at www.sec.gov. The parties expressly disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this release.

Use of Non-GAAP Financial Measures
Adjusted revenue for KPN reflect adjustments to market rates on intra-company revenue transactions with Royal KPN N.V. Investors are cautioned that the adjusted revenue information contained in this press release is not a financial measure under United States generally accepted accounting principles. In addition, it should not be construed as an alternative to any other measures of performance determined in accordance with generally accepted accounting principles. This adjusted revenue measure is presented because iBasis believes that it is helpful to some investors as a measure of the combined company’s potential operating trends. iBasis cautions investors that Non-GAAP financial information by its nature, departs from traditional accounting conventions; accordingly, its use can make it difficult to compare this information with information provided by other companies.

For further information:

Media		Investors
Chris Ward	Marinus Potman	Richard Tennant	Eric Hageman
iBasic, Inc	KPN	iBasis, Inc.	KPN
+1 781 505 7557	+31 70 44 66 300	+1 781 505 7409	+ 31 70 34 39 144
cward@ibasis.net	marinus.potman@kpn.com	ir@ibasis.net	ir@kpn.com

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between iBasis and KPN. In connection with the proposed transaction, iBasis intends to file the proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, INCLUDING THE IBASIS PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT IBASIS, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain the documents free of charge at the SEC's website, www.sec.gov, and will receive information at an appropriate time on how to obtain transaction-related documents for free from iBasis and will be able to view such documents on the iBasis website at www.ibasis.com.  Such documents are not currently available.

Participants in Solicitation

KPN and its directors and executive officers, and iBasis and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of iBasis Common Stock in respect of the proposed transaction. Information about the directors and executive officers of KPN is set forth in the Annual Report on Form 20-F for the year ended December 31, 2005, which was filed with the SEC on March 14, 2006. Information about the directors and executive officers of iBasis is set forth in iBasis’s proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on March 23, 2006. Investors and security holders may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the transaction when it becomes available.

Safe Harbor for Forward-Looking Statements

Statements in this document regarding the proposed transaction between iBasis and KPN, including the expected timetable for completing the transaction, the expected dividend payment, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding the parties’ future expectations, beliefs, goals or prospects, constitute forward-looking statements under Section 21E of the Securities Exchange Act of 1934 and involve risks and uncertainties. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the transaction due to regulatory restrictions, the failure to receive stockholder approval, the ability of iBasis and KPN to successfully integrate their operations and employees, the ability to realize anticipated synergies, the emergence of new competitive initiatives resulting from rapid technological advances or changes in pricing in the market, business conditions and volatility and uncertainty in the markets that iBasis and KPN serve, and the other factors described in iBasis’s Quarterly Report on Form 10-Q for its most recently completed fiscal quarter and Annual Report on Form 10-K for its most recently completed fiscal year, and in KPN’s Annual Report on Form 20-F, and other SEC filings, all of which are available at www.sec.gov. Such forward-looking statements are only as of the date they are made, and we expressly disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this release.